SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 2, 2003
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Maryland                      1-1553                      52-0248090
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                              21286
----------------------------------------                  ----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           410-716-3900
                                                          ----------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         Exhibit 99      Press Release of the Corporation dated April 2, 2003.

ITEM 9.  REGULATION FD DISCLOSURE
On April 2, 2003, the Corporation announced that it expects diluted earnings per share will meet or exceed analysts' consensus estimate of $.43 for the first quarter 2003. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated April 2, 2003.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified in Item 1(g) of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE BLACK & DECKER CORPORATION


                          By: /s/ CHRISTINA M. MCMULLEN
                              --------------------------------------------------
                                  Christina M. McMullen
                                  Vice President and Controller




Date: April 2, 2003